MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.




FUND LOGO




Quarterly Report

August 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Statements and other information herein are as datedand are subject to change.











Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.



Officers and
Directors


Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Gregory Mark Maunz, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Adjustable Rate Securities Fund, Inc., August 31, 1998


DEAR SHAREHOLDER

During the quarter ended August 31, 1998, mounting global financial concerns prompted an enormous flight to quality toward the US Treasury market, pushing US Treasury bond yields to their lowest levels in 30 years. The effects of the economic crisis in Asia began to impact other regional economies as well. As a result, deteriorating economic fundamentals in Russia caused the ruble to decline by more than 90% and sharply increased the risks of contagion in the emerging market economies of Latin America and South America.

Despite heightened global economic turmoil, the US economy continued to exhibit an impressive resiliency during the second quarter of 1998. US gross domestic product (GDP) rose 1.8% during the second quarter, although there was a sharp reduction in inventory accumulation and the worst trade deficit reported in US history, which subtracted 2.1% from second-quarter GDP. Consumer spending, which rose 5.8% in the second quarter, remains the driving force behind US economic growth. Housing also continues to surge, as new housing starts rose to a 1.71 million unit annual rate in July, the highest level in more than 11 years. In addition, more single-family homes are being built now than at any time since 1979. Retail sales have also been strong and reflect the high volume of new home sales, since the demand for furniture and appliances soared. Consequently, retail sales (excluding automobile sales) rose at a robust 4.9% annual rate over the three-month period ended July 31, 1998. Despite strong consumer demand, inflationary pressures remain stagnant. The consumer price index for August was up just 1.6% from a year ago, while the producer price index for August fell 0.9% over the last year.

As a result of a degenerating set of global economic fundamentals, increased world stock market volatility put greater pressure on global liquidity. Consequently, the risks of a future downturn in US economic growth increased as the Asian region remains mired in a recession. Deteriorating political and economic conditions forced the Russian government to devalue its currency and default on its debt payments in August, spurring a massive flight to quality toward the US Treasury market and intensifying the global credit crunch by raising the risk premium for all emerging market economies. In addition, Canada raised interest rates in August to support its weakening currency, which could slow economic activity. Since South America, Latin America and Canada account for approximately 40% of US exports, any extensive economic downturn in these regions could depress future US economic growth.

In spite of the current reports of strong economic growth in the United States, we believe the Federal Reserve Board has focused its attention toward the deepening instability in the world's financial markets and the resulting liquidity crunch. Ultimately, restrictive financial conditions, coupled with deflationary forces, could eventually hamper US economic growth prospects. As a result, we believed the Federal Reserve Board could begin easing monetary policy and lower interest rates (as the Federal Reserve Board did lower the Federal Funds rate 25 basis points (0.25%) to 5.25% on September 29, 1998). We would expect this scenario to provide positive ramifications for the US bond market.


Portfolio Strategy
During the quarter ended August 31, 1998, the yield of the one-year US Treasury bill declined 0.56% to 4.85%, while the yield of the 30-year US Treasury bond fell 0.55% to 5.25%. Despite the US Treasury market rally, adjustable rate mortgage securities (ARMS) yield spreads widened and prices declined because of a widening of interest rate swap spreads and a renewed fear of further increases in ARMS prepayments. As global uncertainty increased, interest rate swap spreads widened. Interest rate swaps involve the exchange of fixed-rate payments against floating-rate payments, usually London Interbank Offered Rate (LIBOR). Since swap spreads carry an element of credit risk for large international banks, larger premiums (wider spreads) are warranted for swapping cashflows with these institutions that carry sizable loan exposure to emerging market economies. Since many mortgage investors fund their mortgage assets through LIBOR, widening swap spreads helped push mortgage yield spreads wider during the period. As a result, ARMS yield spreads are currently at their widest levels in over two years.

However, the ARMS market remained mired in a difficult environment. As interest rates fell during the August quarter, the US Treasury curve narrowed further. At the close of the period, the yield difference between the three-month US Treasury bill (4.83%) and the 30-year US Treasury bond (5.25%) narrowed to 0.42%. A flattening yield curve increases the refinancing incentive of ARMS, as fixed-mortgage rates become more attractive relative to adjustable mortgage rates. During the quarter, our investment strategy gradually focused on reducing our ARMS holdings. As of August 31, 1998, the Fund's investment in ARMS stood at 77% of net assets, the lowest in two years. In addition, we continued to predominately hold "seasoned ARMS" as our core ARMS holdings. Seasoned ARMS, which are ARMS that originated more than six years ago, still offer the greatest form of prepayment protection in the ARMS market, and thus offer significant yield advantages.

Looking ahead, several developments may benefit the ARMS market over the final months of 1998. First, with ARMS yield spreads at their widest levels in two years, investor interest in ARMS should be rekindled by their high relative yields. Second, as a result of the Federal Housing Administration reaching its limit in insuring Government National Mortgage Association (GNMA) ARMS last April, there has been virtually no GNMA ARMS origination over the last five months. Since the GNMA ARMS market is a large, active and liquid market, its re-emergence in October, during the start of the new US fiscal year, should provide renewed investor interest and increased activity in the overall ARMS market. Finally, despite lower interest rates, seasonal factors should begin to influence ARMS prepayments, as homeowner mobility typically slows in the fall and winter months. As always, we will continue to strive to provide the highest yields while limiting any net asset value volatility.


In Conclusion
We thank you for your continued investment in Merrill Lynch
Adjustable Rate Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming semi-annual report to shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Gregory Mark Maunz)
Gregory Mark Maunz
Senior Vice President and
Portfolio Manager



October 7, 1998





Merrill Lynch Adjustable Rate Securities Fund, Inc., August 31, 1998


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent
Performance
Results*
                                                                                               Since         Standardized
                                                             12 Month         3 Month        Inception       30-day Yield
                                                           Total Return     Total Return    Total Return    As of 8/31/98
ML Adjustable Rate Securities Fund, Inc. Class A Shares       +5.07%           +0.96%          +27.93%          5.19%
ML Adjustable Rate Securities Fund, Inc. Class B Shares       +4.16            +0.65           +34.48           4.63
ML Adjustable Rate Securities Fund, Inc. Class C Shares       +4.12            +0.75           +23.61           4.59
ML Adjustable Rate Securities Fund, Inc. Class D Shares       +4.70            +0.79           +39.45           4.95

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are Class A & Class C Shares, 10/21/94 and Class B & Class D Shares, 8/2/91.




Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +5.62%         +1.39%
Inception (10/21/94) through 6/30/98       +6.73          +5.56

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                         +4.70%         +0.72%
Five Years Ended 6/30/98                   +4.52          +4.52
Inception (8/2/91) through 6/30/98         +4.33          +4.33

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +4.66%         +3.66%
Inception (10/21/94) through 6/30/98       +5.78          +5.78

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +5.24%         +1.03%
Five Years Ended 6/30/98                   +5.07          +4.21
Inception (8/2/91) through 6/30/98         +4.85          +4.23

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Adjustable Rate Securities Fund, Inc., August 31, 1998


SCHEDULE OF INVESTMENTS
                                         Face                                                                    Percent of
                  Index                 Amount                   Issue                    Cost        Value      Net Assets
Adjustable Rate*  Certificate of     $ 2,755,503    Federal National Mortgage
Mortgage-Backed   Deposit Indexed                   Association, #307622, 7.394%
Obligations**     Obligations                       due 4/01/2023                    $  2,833,061   $  2,841,171      2.69%

                  Constant Maturity                 Federal Home Loan Mortgage
                  Treasury Indexed                  Corporation:
                  Obligations          1,597,719      #645073, 7.715% due 5/01/2015     1,624,681      1,665,478      1.58
                                       1,124,093      #607129, 7.408% due 1/01/2016     1,158,865      1,155,354      1.09
                                       4,999,288      #840032, 7.297% due 1/01/2019     5,191,555      5,164,114      4.89
                                       2,628,688      #606108, 7.598% due 9/01/2019     2,679,903      2,728,079      2.59
                                       1,975,517      #775194, 7.102% due 3/01/2020     1,980,746      2,019,354      1.91
                                          63,955      #785173, 7.365% due 8/01/2020        65,434         65,414      0.06
                                       1,967,715      #845139, 7.782% due 3/01/2022     1,996,932      2,035,365      1.93
                                       4,369,039      #845535, 7.681% due 10/01/2023    4,463,775      4,552,892      4.31
                                       5,712,580      #755170, 7.363% due 8/01/2031     5,905,379      5,913,434      5.60
                                                    Federal National Mortgage
                                                    Association:
                                       8,381,602      #70169, 7.242% due 12/01/2018     8,714,595      8,596,381      8.14
                                       3,258,645      #142069, 7.12% due 12/01/2021     3,325,855      3,378,303      3.20
                                       2,256,459      #139312, 7.608% due 12/01/2021    2,347,272      2,338,152      2.22
                                       1,091,025      #181278, 7.163% due 9/01/2022     1,118,000      1,119,664      1.06
                                       2,770,762      #200009, 7.565% due 2/01/2023     2,780,700      2,856,489      2.71
                                       3,206,949      #291252, 7.82% due 8/01/2024      3,247,322      3,297,642      3.12
                                         578,473      #324905, 7.605% due 9/01/2025       584,261        599,506      0.57
                                       4,347,739    Prudential Home Mortgage
                                                    Securities Company, Inc.,
                                                    REMIC (a), 92-35-A1, 8.05%
                                                    due 11/25/2022                      4,456,433      4,439,655      4.21

                  Cost of Funds        2,379,604    DLJ Mortgage Acceptance Corp.,
                  Indexed                           REMIC (a), 91-6-A1,
                  Obligations                       7.82% due 9/25/2021                 2,420,318      2,369,937      2.25

                  London Interbank     3,047,557    Federal National Mortgage
                  Offered Rate Indexed              Association, #305729, 7.884%
                  Obligations                       due 2/01/2025                       3,136,812      3,122,802      2.96
                                      15,005,867    Resolution Trust Corporation,
                                                    REMIC (a), 92-C1-B,
                                                    7.688% due 8/25/2023               14,452,791     15,005,867     14.22
                                       6,287,953    Resolution Trust Corporation,
                                                    REMIC (a), 92-C8-A2,
                                                    7.038% due 12/25/2023               6,314,503      6,303,673      5.97

                                                    Total Investments in
                                                    Adjustable Rate
                                                    Mortgage-Backed Obligations        80,799,193     81,568,726     77.28

Derivative                            35,975,764    DLJ Mortgage Acceptance Corp.,
Mortgage-Backed                                     REMIC (a), 92-6-A1, 0.65% due
Obligations**--                                     7/25/2022                             579,955        164,589      0.16
Interest Only (b)                         51,366    Federal Home Loan Mortgage
                                                    Corporation, REMIC (a)(c),
                                                    92-1363-C, 333% due 8/15/2022       1,003,540        399,369      0.38
                                                    Sears Mortgage Securities
                                                    Corp., REMIC (a):
                                           2,495      91-K-A4, 5,640% due 9/25/2021       384,290        226,948      0.21
                                      19,409,295      92-12-A3, 0.49% due 7/25/2022       243,587        194,093      0.18

                                                    Total Investments in Derivative
                                                    Mortgage-Backed Obligations--
                                                    Interest Only                       2,211,372        984,999      0.93

Fixed Rate                             1,565,142    Federal National Mortgage
Mortgage-Backed                                     Association, #201892, 8.50%
Obligations**                                       due 9/01/2011                       1,636,869      1,604,067      1.52

                                                    Total Investments in Fixed Rate
                                                    Mortgage-Backed Obligations         1,636,869      1,604,067      1.52

                                                    Total Investments in
                                                    Mortgage-Backed Obligations        84,647,434     84,157,792     79.73

US Government                          8,000,000    Federal Home Loan Mortgage
Agency Obligations                                  Corporation, 6.54% due 5/19/2000    8,107,935      8,159,424      7.73

                                                    Total Investments in
                                                    US Government Agency Obligations    8,107,935      8,159,424      7.73

US Government                          5,000,000    United States Treasury Notes,
Obligations                                         5.50% due 2/29/2000                 4,995,312      5,033,600      4.77

                                                    Total Investments in
                                                    US Government Obligations           4,995,312      5,033,600      4.77

Short-Term        Repurchase           7,078,000    Nikko Securities International,
Securities        Agreements***                     Inc., purchased on 8/31/1998 to
                                                    yield 5.85% to 9/01/1998            7,078,000      7,078,000      6.71

                                                    Total Short-Term Securities         7,078,000      7,078,000      6.71

                                                    Total Investments                $104,828,681    104,428,816     98.94
                                                                                     ============
                                                    Other Assets Less Liabilities                      1,121,529      1.06
                                                                                                    ------------    -------
                                                    Net Assets                                      $105,550,345    100.00%
                                                                                                    ============    =======


                  Net Asset Value:    Class A--Based on net assets of $1,168,981
                                               and 122,211 shares outstanding                       $       9.57
                                                                                                    ============
                                      Class B--Based on net assets of $80,592,488
                                               and 8,453,083 shares outstanding                     $       9.53
                                                                                                    ============
                                      Class C--Based on net assets of $4,560,551
                                               and 478,254 shares outstanding                       $       9.54
                                                                                                    ============
                                      Class D--Based on net assets of $19,228,325
                                               and 2,017,694 shares outstanding                     $       9.53
                                                                                                    ============

                 *Adjustable Rate Obligations have coupon rates which reset periodically.
                **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the stated maturity.
               ***Repurchase Agreements are fully collateralized by US Government &
                  Agency Obligations.
               (a)Real Estate Mortgage Investment Conduits (REMIC).
               (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
               (c)Adjustable rate coupon that resets inversely to changes in the
                  London Interbank Offered Rate.

